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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2006

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                        0-8176             95-1840947
(State or Other Jurisdiction of         (Commission          (IRS Employer
Incorporation or Organization)          File Number)      Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On March 16, 2006 the Company issued a press release announcing its 2005 financial results. A copy of this press release is being furnished as Exhibit
99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1 News release dated March 16, 2006, announcing the Company's 2005 financial results.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          SOUTHWEST WATER COMPANY


                                          By:      /S/ CHERYL L. CLARY
                                                   -----------------------------
                                                   Cheryl L. Clary
                                                   Chief Financial Officer


Dated:  March 16, 2006